                                                                   EXHIBIT 99.13





                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         ALLIANCE MONEY MARKET PORTFOLIO

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 22, 2000, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:

         ((1 / 12.470085) x 12.480695 -1 = .000851 - Base Period Return

         .000851 x (365 / 7) = .0444 or 4.44%


The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                     365/7
         (.000851 + 1)           -1 = .0455 or 4.55%
         Date                     Unit Price
         ------                   ------------
         12/22/2000               12.470085
         12/31/2000               12.480695

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        ALLIANCE INTERNATIONAL PORTFOLIO


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = --------------------------------------------------------
                                 Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                             Total Return
         ------------                             ------------
         $  797.17                             $  797.17 - $1,000
                                             ----------------------- = -20.28%
                                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,354.40 - $1,000
         ----------------------- = 35.440%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  797.17/$1,000 - 1 = -20.28%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($1,354.40/$1,000)                - 1 =  6.36%


         UNIT VALUE INFORMATION
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   10.517
         12/31/1997                   10.818
         12/31/1998                   12.175
         12/31/1999                   16.990
         12/31/2000                   13.544

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        ALLIANCE PREMIER GROWTH PORTFOLIO


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                             Total Return
         ------------                             ------------
         $  830.97                             $  830.97 - $1,000
                                             ----------------------- = -16.90%
                                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $2,535.70 - $1,000
         ----------------------- =  153.57%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  830.97/$1,000 - 1 = -16.90%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/4.92
         ($2,535.70/$1,000)             - 1 = 20.82%


         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   11.804
         12/31/1997                   15.729
         12/31/1998                   23.171
         12/31/1999                   30.515
         12/31/2000                   25.357

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        AMERICAN CENTURY VP BALANCED FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:


                      Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  968.91                             $  968.91 - $1,000
                                             ----------------------- =  -3.11%
                                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,545.60 - $1,000
         ----------------------- =  54.56%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  968.91/$1,000 - 1 = -3.11%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/4.92
         ($1,545.60/$1,000)                - 1 =  9.25%



         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         2//01/1996                  $10.000
         12/31/1996                   10.973
         12/31/1997                   12.639
         12/31/1998                   14.567
         12/31/1999                   15.952
         12/31/2000                   15.456


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $1,085.66                        $1,085.66 - $1,000
                                        ----------------------- =  8.57%
                                                $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,569.10 - $1,000
         ----------------------- =  56.91%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,085.66/$1,000 - 1 =  8.57%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/4.92
         ($1,569.10/$1,000)                - 1 = 9.59%



         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         12//01/1996                 $10.000
         12/31/1996                    9.412
         12/31/1997                    9.061
         12/31/1998                    8.825
         12/31/1999                   14.453
         12/31/2000                   15.691

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       FEDERATED HIGH INCOME BOND FUND II

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                 [         (($ 8,565))             (6)
              2 * { ---------------------------- + 1] - 1} = 4.47%
                 [  ((197,828 * 11.733))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                             Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return
         ------------                          ------------
         $  905.60                         $  905.60 - $1,000
                                        ----------------------- = -9.44%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,173.30 - $1,000
         ----------------------- =  17.33%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  905.60/$1,000 - 1 = -9.44%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/4.92
         ($1,173.30/$1,000)                - 1 = 3.30%


         Unit Value Information
         ----------------------
                                      Unit
            Date                      Value
            ----                      -----
         02/01/96                    $10.000
         12/31/1996                   10.978
         12/31/1997                   12.441
         12/31/1998                   12.720
         12/31/1999                   12.956
         12/31/2000                   11.733

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            FEDERATED UTILITY FUND II


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                            Total Return
         ------------                            ------------
         $  907.08                        $  907.08 - $1,000
                                        ----------------------- = -9.29%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,411.50 - $1,000
         ----------------------- =  41.15%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  907.08/$1,000 - 1 = -9.29%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/4.92
         ($1,411.50/$1,000)                - 1 =  7.26%


           Unit Value Information
           ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   10.748
         12/31/1997                   13.550
         12/31/1998                   15.375
         12/31/1999                   15.561
         12/31/2000                   14.115

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       FEDERATED AMERICAN LEADERS FUND II


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $1,020.09                        $1,020.09 - $1,000
                                        ----------------------- = 2.01%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,904.60 - $1,000
         ----------------------- =  90.46%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,020.09/$1,000 - 1 = 2.01%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/4.92
         ($1,904.60/$1,000)                - 1 = 13.99%


         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   11.395
         12/31/1997                   15.012
         12/31/1998                   17.577
         12/31/1999                   18.671
         12/31/2000                   19.046

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                  FEDERATED U.S. GOVERNMENT SECURITIES FUND II

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                 [           (($8,187))             (6)
              2 * { ---------------------------- + 1] - 1} = 2.61%
                 [      ((301,165 * 12.543))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $1,104.92                        $1,104.92 - $1,000
                                        ----------------------- = 10.49%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,254.30 - $1,000
         ----------------------- =  25.43%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,104.92/$1,000 - 1 = 10.49%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/3.67
         ($1,254.30/$1,000)                - 1 = 6.37%


         Unit Value Information
         ----------------------
                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                  $10.000
         12/31/1997                   10.705
         12/31/1998                   11.473
         12/31/1999                   11.352
         12/31/2000                   12.543

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       INVESCO INDUSTRIAL INCOME PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $1,042.08                        $1,042.08 - $1,000
                                        ----------------------- =  4.21%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,659.20 - $1,000
         ----------------------- =  65.92%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,042.08/$1,000 - 1 =  4.21%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/3.67
         ($1,659.20/$1,000)                - 1 = 14.79%



         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                  $10.000
         12/31/1997                   12.137
         12/31/1998                   13.928
         12/31/1999                   15.922
         12/31/2000                   16.592

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INVESCO HEALTH SCIENCES PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
               Total Return = ----------------------------------------------
                                             Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $1,299.47                             $1,299.47 - $1,000
                                            ----------------------- = 29.95%
                                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $2,123.60 - $1,000
         ----------------------- =  112.36%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,299.47/$1,000 - 1 = 29.95%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                            1/3.67
         ($2,123.60/$1,000)             - 1 = 22.78%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                  $10.000
         12/31/1997                   11.007
         12/31/1998                   15.654
         12/31/1999                   16.342
         12/31/2000                   21.236

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          INVESCO TECHNOLOGY PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested
             Total Return = -------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $  762.36                             $  762.36 - $1,000
                                            ----------------------- = -23.76%
                                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $2,814.40 - $1,000
         ----------------------- =  181.44%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                  n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  762.36/$1,000 - 1 = -23.76%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/3.67
         ($2,814.40/$1,000)                - 1 = 32.57%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                 $10.000
         12/31/1997                  11.446
         12/31/1998                  14.322
         12/31/1999                  36.917
         12/31/2000                  28.144

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        LEXINGTON NATURAL RESOURCES FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------

         $1,178.36                            $1,178.36 - $1,000
                                            ----------------------- = 17.84%
                                                    $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,376.80 - $1,000
         ----------------------- = 37.68%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,178.36/$1,000 - 1 = 17.84%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/4.92
         ($1,376.80/$1,000)                - 1 = 6.72%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   12.051
         12/31/1997                   12.853
         12/31/1998                   10.288
         12/31/1999                   11.684
         12/31/2000                   13.768

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         LEXINGTON EMERGING MARKETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                Total Return = -------------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $  592.95                             $  592.95 - $1,000
                                             ----------------------- = -40.70%
                                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $  799.30 - $1,000
         ----------------------- =  -20.07%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  592.95/$1,000 - 1 = -40.70%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($  799.30/$1,000)                - 1 = -4.45%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                 $10.000
         12/31/1996                   9.427
         12/31/1997                   8.300
         12/31/1998                   5.940
         12/31/1999                  13.480
         12/31/2000                   7.993

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS EMERGING GROWTH SERIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
               Total Return = --------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                              Total Return
         ------------                              ------------

         $  801.63                             $  801.63 - $1,000
                                            ----------------------- = -19.84%
                                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $2,591.20 - $1,000
         ----------------------- =  159.12%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  801.63/$1,000 - 1 = -19.84%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($2,591.20/$1,000)                - 1 = 33.92%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   11.335
         12/31/1997                   13.756
         12/31/1998                   18.374
         12/31/1999                   32.324
         12/31/2000                   25.912

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS HIGH INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                   [       (($5,530))          (6)
                                2 * { --------------------- + 1] - 1} = 5.23%
                                   [   ((106,206, * 12.077))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                Total Return = -------------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $  929.14                        $  929.14 - $1,000
                                             --------------- = -7.09%
                                                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,207.70 - $1,000
         ----------------------- =  20.77%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  929.14/$1,000 - 1 = -7.09%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                            1/4.92
         ($1,207.70/$1,000)                - 1 = 3.91%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   10.912
         12/31/1997                   12.342
         12/31/1998                   12.266
         12/31/1999                   12.998
         12/31/2000                   12.077

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        MFS WORLD GOVERNMENTS SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                   [        (($116))           (6)
                                2 * { --------------------- + 1] - 1} = 2.06%
                                   [     ((6,080 * 11.154))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                               Cash Surrender Value - Initial Amount Invested
               Total Return = -------------------------------------------------
                                            Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,043.89                             $1,043.89 - $1,000
                                             ----------------------- =  4.39%
                                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,115.40 - $1,000
         ----------------------- =  11.54%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,043.89/$1,000 - 1 =  4.39%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($1,115.40/$1,000)                - 1 =  2.24%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   10.412
         12/31/1997                   10.249
         12/31/1998                   11.008
         12/31/1999                   10.685
         12/31/2000                   11.154

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        MONTGOMERY EMERGING MARKETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $  711.29                            $  711.29 - $1,000
                                            ----------------------- = -28.87%
                                                    $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $  764.00 - $1,000
         ----------------------- =  -23.60%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  711.29/$1,000 - 1 = -28.87%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($  764.00/$1,000)                - 1 = -5.32%



         Unit Value Information

                                     Unit
            Date                      Value
            ----                      -----
         02/01/1996                 $10.000
         12/31/1996                  10.636
         12/31/1997                  10.527
         12/31/1998                   6.546
         12/31/1999                  10.741
         12/31/2000                   7.640

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONTGOMERY GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  906.80                                    $ 906.80 - $1,000
                                                      ----------------- = -9.32%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,813.60 - $1,000
         ------------------ =  81.36%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  906.80/$1,000 - 1 = -9.32%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/4.92
         ($1,813.60/$1,000)         - 1 = 12.86%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   12.688
         12/31/1997                   16.232
         12/31/1998                   16.632
         12/31/1999                   20.000
         12/31/2000                   18.136


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      NEUBERGER & BERMAN PARTNERS PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,003.25                                    $1,003.25 - $1,000
                                                      ------------------ = 0.33%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,388.00 - $1,000
         ------------------ =  38.80%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,003.25/$1,000 - 1 = 0.33%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/3.67
         ($1,388.50/$1,000)         - 1 =  9.34%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                  $10.000
         12/31/1997                   12.478
         12/31/1998                   12.946
         12/31/1999                   13.835
         12/31/2000                   13.880

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

               NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

         Ending Value                                Total Return
         ------------                                ------------
         $1,063.05                                   $1,063.05 - $1,000
                                                     ------------------ =  6.30%
                                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,171.80 - $1,000
         ------------------ = 17.18%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                  n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,063.05/$1,000 - 1 =  6.30%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/3.67
         ($1,171.80/$1,000)         - 1 = 4.41%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1997                  $10.000
         12/31/1997                   10.498
         12/31/1998                   10.911
         12/31/1999                   11.023
         12/31/2000                   11.718


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               SAFECO EQUITY FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  910.94                                     $910.94 - $1,000
                                                       ---------------- = -8.91%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,459.60 - $1,000
         ------------------ =  45.96%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  910.94/$1,000 - 1 = -8.91%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.08
         ($1,459.60/$1,000)         - 1 =  9.71%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12//01/1996                 $10.000
         12/31/1996                    9.779
         12/31/1997                   12.152
         12/31/1998                   15.105
         12/31/1999                   16.023
         12/31/2000                   14.596


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               SAFECO GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  910.93                                     $910.93 - $1,000
                                                       ---------------- = -8.91%
                                                              $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,497.20 - $1,000
         ------------------ =  49.72%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  910.93/$1,000 - 1 = -8.91%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.08
         ($1,497.20/$1,000)         - 1 = 10.40%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12//01/1996                 $10.000
         12/31/1996                    9.779
         12/31/1997                   12.152
         12/31/1998                   15.237
         12/31/1999                   16.436
         12/31/2000                   14.972

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            STRONG DISCOVERY FUND II

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,039.23                                    $1,039.23 - $1,000
                                                      ------------------ = 3.92%
                                                             $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,295.40 - $1,000
         ------------------ =  29.54%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,039.23/$1,000 - 1 = 3.92%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($1,295.40/$1,000)         - 1 = 5.40%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/01/1996                  $10.000
         12/31/1996                   10.058
         12/31/1997                   11.153
         12/31/1998                   11.908
         12/31/1999                   12.465
         12/31/2000                   12.954

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       STRONG INTERNATIONAL STOCK FUND II

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  602.03                                    $602.03 - $1,000
                                                      ---------------- = -39.80%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  962.40 - $1,000
         ------------------ =  -3.76%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  602.03/$1,000 - 1 = -39.80%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($  962.40/$1,000)         - 1 = -0.76%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         02/0119/96                  $10.000
         12/31/1996                   10.510
         12/31/1997                    9.049
         12/31/1998                    8.578
         12/31/1999                   15.986
         12/31/2000                    9.624

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           VAN ECK WORLDWIDE BOND FUND

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                    [           (($1,573))         6
                                2 * { ----------------------- + 1] - 1} = 7.72%
                                    [     ((22,665 * 10.954))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                Total Return
         ------------                                ------------
         $1,013.60                                   $1,013.60 - $1,000
                                                     ------------------ =  1.36%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,095.40 - $1,000
         ------------------ =  9.54%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,013.60/$1,000 - 1 = 1.36%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                          1/4.92
         ($1,095.40/$1,000)         - 1 =  1.87%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12/01/1996                  $10.000
         12/31/1996                   10.294
         12/31/1997                   10.493
         12/31/1998                   11.778
         12/31/1999                   10.807
         12/31/2000                   10.954

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       VAN ECK WORLDWIDE HARD ASSETS FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                Total Return
         ------------                                ------------
         $1,108.91                                   $1,108.91 - $1,000
                                                     ------------------ = 10.89%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $899.10 - $1,000
         ---------------- =  -10.09%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                  n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,108.91/$1,000 - 1 = 10.89%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/4.92
         ($899.10/$1,000)         - 1 = -2.14%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12/01/1996                  $10.000
         12/31/1996                    9.992
         12/31/1997                    9.775
         12/31/1998                    6.731
         12/31/1999                    8.108
         12/31/2000                    8.991